EXHIBIT 10.1.3

                  Amended and Restated 1997 Stock Option Plan.


                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                    AMENDED AND RESTATED 1997 INCENTIVE PLAN


1.       Purpose of the Plan

         The purposes of this Amended and Restated 1997 Incentive Plan (the "Plan") are to encourage stock ownership by directors, officers, and key employees of the Federal Agricultural Mortgage Corporation (the "Company") and its subsidiaries, to provide an incentive for such individuals to expand and improve the profits and prosperity of the Company and its subsidiaries, and to assist the Company and its subsidiaries in attracting and retaining directors and key personnel through the grant of Options (as defined herein) to purchase shares of the Company's Class C nonvoting common stock, par value $1.00 per share (the "Common Stock").

2.       Persons Eligible Under Plan

         Any person who is an officer or employee of the Company or any subsidiary (as defined in Sections 424(f) and 424(g) of the Internal Revenue Code of 1986, as amended (a "Subsidiary"), shall be eligible for awards under the Plan (a "Participant"). Any member of the Board of Directors (the "Board") of the Company (a "Director") who is not also an employee of the Company shall be eligible to receive any awards only under Section 15 of the Plan ("Director Options").

3.       Stock Subject to Plan

         Subject to Section 10, the maximum number of shares that may be the subject of awards under the Plan shall be 3,750,000 shares of the Company's Common Stock, which shall be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company, including shares purchased in the open market. If any award granted under the Plan is canceled, forfeited, or otherwise terminates or expires for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such award may again be the subject of grants under the Plan.

4.       Administration of Plan

         (a) Except for the provisions of Section 15 (which to the maximum extent feasible shall be self-effectuating), the Plan shall be administered by
(i) the Board of Directors for any purpose under the Plan, (ii) a committee of the Board consisting of two or more Directors, each of whom is a "Non-Employee Director" under Securities Exchange Act Rule 16b-3, for any purpose under the Plan, or (iii) a committee of the Board consisting of two or more Directors (whether or not any such Director is a "Non-Employee Director") for purposes of any award under the Plan to an employee other than an officer subject to Section 16 of the Securities Exchange Act of 1934 (it being understood and agreed that references herein to the "Committee" shall mean the Board or either committee referred to above, as the case may be).

         (b) Subject to the express provisions of the Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan, including, without limitation, the following:

                  (i) interpret and construe the Plan and the terms and conditions of any award hereunder;

                  (ii) adopt, amend, and rescind rules and regulations for the administration of the Plan;

                  (iii)   determine   which   persons   meet   the   eligibility
         requirements of Section 2 hereof and to which of such eligible persons, if any, awards will be granted hereunder;

                  (iv) grant awards to eligible persons and determine the terms and conditions thereof, including, but not limited to, the number of shares of Common Stock issuable pursuant thereto, the time not more than 10 years after the date of an award at which time the award shall expire or (if not vested) terminate, and the conditions upon which awards become exerciseable or vest or shall expire or terminate, and the consideration, if any, to be paid upon receipt, exercise or vesting of awards;

                  (v) determine whether, and the extent to which, adjustments are required pursuant to Section 10 hereof;

                  (vi) determine the circumstances under which, consistent with the provisions of Section 11, any outstanding award may be amended;

                  (vii) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                  (viii) generally, exercise such powers and perform such acts as deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

         (c) Any action taken by, or inaction of the Company, the Board, or the Committee relating or pursuant to the Plan, shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or officer of the Company shall be liable for any such action or inaction of: (i) the entity or body; (ii) another person; or
(iii) except in circumstances involving bad faith, himself or herself. In making any determination or in taking or not taking any action under the Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company.

         (d) The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or other employees of the Company.

5.       Awards

         (a) Awards under the Plan shall consist of options ("Options") to purchase the Common Stock of the Company and shall be evidenced by agreements (the "Award Agreements") in such form as the Committee shall approve.

         (b) The exercise price per share shall be 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted (the "Exercise Price"), subject to adjustment only as provided in Section 10 of the Plan. As used in the Plan, the term "Fair Market Value" shall mean the composite closing price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotations system ("NASDAQ"), or such other market on which the Common Stock may be listed or traded, as determined by the Committee. If there is not a composite closing price quotation for the date as of which Fair Market Value is to be determined, then the Fair Market Value shall be determined by reference to the composite closing price quotation for the next preceding day on which a composite closing price quotation is available.

         (c) In connection with establishing the level of Option awards under the Plan, the value of an Option shall be calculated by an independent third party acceptable to the Committee (the "Compensation Consultant") and shall be based on the "Black-Scholes" method of option valuation, as determined by the Compensation Consultant. In calculating the Black-Scholes value of an Option, the average of the composite closing prices of the Company's Common Stock as reported by NASDAQ, or such other market on which the Common Stock may be listed or traded, as determined by the Committee, for the 90-day period preceding such calculation shall be the used by the Compensation Consultant as the "current market price" and "exercise price" inputs to such Black-Scholes calculation, irrespective of the Fair Market Value of a share of Common Stock on the date of calculation. Notwithstanding the foregoing, the Exercise Price of any Option awarded under the Plan shall be the Fair Market Value of one share of Common Stock on the date the Option is granted, as provided in subsection (b) above.

6.       Exercise of Options

         (a) Options may be exercised in whole or in part at such time or times as shall be determined by the Committee and set forth in the applicable Award Agreement. A Participant electing to exercise an Option shall give written notice to the Company of such election and of the number of shares he or she has elected to purchase, and shall at the time of exercise tender the full Exercise Price for those shares.

         (b) The Exercise Price shall be payable in cash or by check; provided, however, that to the extent provided in the applicable Award Agreement, the Participant may pay the Exercise Price in whole or in part (i) by delivering to the Company shares of the Common Stock owned by him and having a Fair Market Value on the date of exercise equal to the Exercise Price of the Option or (ii) by reducing the number of shares of Common Stock issuable or payable upon the exercise of an Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the Exercise Price of the Option. In addition, the Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than share withholding) which are, from time to time, deemed acceptable. No fractional shares of Common Stock shall be issued upon exercise of an Option and the number of shares of Common Stock that may be purchased upon exercise shall be rounded to the nearest number of whole shares.

         (c) At such times as a Participant recognizes taxable income in connection with the receipt of shares of Common Stock hereunder (a "Taxable Event"), the Participant shall pay to the Company the amount of taxes required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such shares. In satisfaction of the obligation to pay the Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Common Stock then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

7.       Right of First Refusal

         The Committee may, in its discretion, include in any Award Agreement relating to an Option granted under the Plan a condition that the Participant shall agree to grant the Company a Right of First Refusal, which, if so included, shall have the following terms and conditions:

         (a) The Participant shall give the Company written notice (the "Offer Notice") of the Participant's intention to sell any shares of Common Stock acquired (or to be acquired) upon exercise of an Option (the "Offered Shares"). The Company shall have three business days (the "Exercise Period") following receipt of the Offer Notice to determine whether to exercise its Right of First Refusal, which may be exercised either as to all or as to none of the Offered Shares. By the end of the Exercise Period, the Company shall have given written notice to the Participant of its election to exercise (the "Acceptance notice") or not to exercise (the "Rejection Notice") its Right of First Refusal. The Participant shall tender the Offered Shares to the Company within 10 business days after receipt of an Acceptance Notice. Upon receipt of a Rejection Notice, the Participant may sell the Offered Shares free and clear of such Right of First Refusal.

         (b) The price to be paid by the Company for the Offered Shares shall be the average of the closing price of the Company's Common Stock as reported on NASDAQ (or such other market on which the Common Stock may be listed or traded, as determined by the Committee) for the three business days immediately preceding the date of the Company's receipt of the Offer Notice or, if no such transactions occurred on those days, the average of the bid and asked prices for the Common Stock on such days.

8.       Transfer Restrictions

         (a) Unless otherwise permitted in the applicable Award Agreement, any Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution or pursuant to a domestic relations order, and during a Participant's lifetime shall be exercisable only by the Participant or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the legal representatives, heirs and successors of the Participant.

         (b) Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be transferred to: (i) the spouse, siblings, parents, children or grandchildren of the Optionee ("Immediate Family Members"); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; or (iii) a partnership in which such Immediate Family Members are the only partners; provided, however, that (x) there may be no consideration for any such transfer,
(y) the Award Agreement pursuant to which the Options are granted must expressly provide for transferability in a manner consistent with this Section 8 and (z) subsequent transfers of transferred Options shall be prohibited, except those in accordance with the subsection (a) above. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Optionee" shall be deemed to refer to the transferee.

9.       Termination of Employment

         (a) Except as provided in the Award Agreement and as provided in Sections 9(b), (c) or (d) below, if a Participant ceases for any reason to be employed by the Company or any of its Subsidiaries (unless such termination of employment was for "Cause"), the Participant may, at any time within 90 days after the effective date of such termination of employment, exercise his or her Options to the extent that he or she would be entitled to exercise them on such date, but in no event shall any Option be exercisable more than 10 years from the date it was granted; provided, however, that the Committee shall have the discretion to determine whether Options not yet exercisable at the date of termination of employment shall become immediately exercisable for 90 days thereafter. The Committee shall determine, subject to applicable law, whether a leave of absence shall constitute a termination of service.

         (b) If a Participant ceases to be employed by the Company or any of its Subsidiaries for "Cause," the Participant's unexercised Options shall terminate immediately. For purposes of this Section 9, "Cause" shall be defined as in the employment agreement, if any, between the Company and such Participant, or, if there is no employment agreement, shall mean (i) the willful failure of the Participant substantially to perform his or her duties, other than any such failure resulting from incapacity due to physical or mental illness or (ii) the willful engagement by the Participant in activities contrary to the best interests of the Company.

         (c) Unless otherwise provided in the Award Agreement, if a Participant dies while employed by the Company or any of its Subsidiaries, or within 90 days after having retired with the consent of the Company, the shares which the Participant was entitled to exercise on the date of the Participant's death under an Option or Options granted under the Plan may be exercised at any time after the Participant's death by the Participant's beneficiary; provided, however, that no Option may be exercised after the earlier of (i) one (1) year after the Participant's death or (ii) the expiration date specified for the particular Option in the Award Agreement; and provided, further, that any unvested Option or Options shall immediately vest upon the death of a Participant while employed by the Company and may be exercised as provided in this Section 9(c).

         (d) Unless otherwise provided in the Award Agreement, if a Participant terminates employment by reason of Disability (as defined below), any unexercised Option held by the Participant shall, if unvested, immediately vest and shall expire one (1) year after the Participant has a termination of employment because of such "Disability" and such Option may only be exercised by the Participant or his or her beneficiary to the extent that the Option was exercisable on the date of termination of employment because of such "Disability;" provided, however, no Option may be exercised after the expiration date specified for the particular Option in the Award Agreement. "Disability" shall mean (a) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Participant and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Award Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (b) in all other cases, the term "Disability" as used in this Plan or any Award Agreement shall mean a condition that (in the opinion of an independent medical consultant) has rendered the Participant mentally or physically incapable of performing the services required to be performed by the Participant and has resulted in the termination of the directorship or employment relationship, as the case may be.

10.      Adjustments

         (a) In the event of a Change in Capitalization (as defined below) of the Company, the Committee shall conclusively make equitable and appropriate adjustments, if any, to (i) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Options may be granted to any Participant during the term of the Plan, (iii) the number and class of shares of Common Stock or other stock or securities which are subject to outstanding Options granted under the Plan and the purchase price therefor, if applicable and (iv) the number and class of shares of Common Stock or other securities in respect of which Director Options are to be granted under Section 15 hereof.

         (b) If, by reason of a Change in Capitalization, a Participant shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the shares of Common Stock subject to the Option prior to such Change in Capitalization.

         (c) No adjustment of the number of shares of Common Stock available under the Plan or to which any Option relates that would otherwise be required under this Section 10 shall be made unless and until such adjustment either by itself or with other adjustments not previously made under this Section 10 would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Option relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 10 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 10 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Option immediately prior to exercise of such Option. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

         (d) "Change in Capitalization" means any increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend in excess of earnings, property dividend, combination or exchange of shares, change in corporate structure or other substantially similar event.

11.      Amendment and Termination of Plan

         The Board or the Committee, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of a Participant, alter or impair any award previously granted under the Plan, except as authorized herein. To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law. Unless sooner terminated, the Plan shall remain in effect for a period of 10 years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

12.      Effective Date of Plan

         This Plan shall be effective on the date upon which it is approved by the Board.

13.      Governing Law

         (a) Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the District of Columbia, without giving effect to conflicts of laws principles thereof.

         (b) The obligation of the Company to sell or deliver the shares of Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         (c) Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of the shares of Common Stock, no Options shall be granted or payment made or shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

14.      Multiple Agreements

         The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that individual.

15.      Director Options

         (a) Awards relating to the Common Stock authorized under the Plan shall be made under this section only to Directors.

         (b) Annually, on the date of the Annual Meeting of Stockholders, commencing with the Annual Meeting in 1998, there shall be granted automatically (without any action by the Committee or the Board) a Director Option to each Director then elected to office to purchase 2,000 shares of Common Stock.

         (c) The Exercise Price for shares under each Director Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date the Director Option is granted, determined in accordance with Section 5(b) hereof. The Exercise Price of any Director Option granted shall be paid in full at the time of each purchase (a) in cash and/or (b)(i) by delivering to the Company shares of the Common Stock owned by the Director and having a Fair Market Value on the date of exercise equal to the Exercise Price of the Director Option, or (ii) by reducing the number of Shares of Common Stock issuable or payable upon the exercise of a Director Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the Exercise Price of the Director Option. In addition, the Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than share withholding) which are, from time to time, deemed acceptable. No fractional shares of Common Stock shall be issued upon exercise of an Option and the number of shares of Common Stock that may be purchased upon exercise shall be rounded to the nearest number of whole shares. Each Director Option shall be subject to the Right of First Refusal, as set forth in Section 7.

         (d) At such times as a Director recognizes taxable income in connection with the receipt of shares of Common Stock hereunder (a "Taxable Event"), the Director shall pay to the Company the amount of taxes required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance of such shares. In satisfaction of the obligation to pay the Withholding Taxes to the Company, the Director may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the shares of Common Stock then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

         (e) An annual Director Option grant under Section 15(b) shall become fully vested and exercisable at the rate of one third of the Shares (rounded down to the nearest whole share number) immediately on the date of grant and one third on May 31 of each of the following two years if the Director who is an optionee under the Director Option continues to serve as a Director as of such date.

         (f) Each Director Option shall terminate on the date which is the fifth anniversary of the date of grant (the "Option Termination Date"), unless terminated earlier as follows:

                  (i) If a Director's service as a member of the Board terminates for any reason other than death or Cause (as defined below), the Director may for a period of up to two years after such termination (but not later than the Option Termination Date) exercise his or her Option to the extent, and only to the extent, that such Option was vested and exercisable as of the date the Director's service as a member of the Board terminated, after which time the Option shall automatically terminate in full.

                   (ii) If a Director's service as a member of the Board terminates for Cause, the Option granted to the Director hereunder shall immediately terminate in full and no rights thereunder may be exercised. For purposes of this Section 15, "Cause" shall mean (i) fraud or intentional misrepresentation, (ii) embezzlement, misappropriation or conversion of assets or opportunities of the Company, (iii) conviction of a felony or (iv) willful engagement by the Director in activities contrary to the bests interests of the Company.

                  (iii) If a Director dies while a member of the Board or within 24 months after termination of service as a Director as described in clause (i) of this Section 15(f), the Option granted to the Director may be exercised at any time within twelve (12) months after the Director's death (but not later than the Option Termination Date) by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option was exercisable on the date of death or earlier termination of the Director's service as a member of the Board; and provided, further, that any unvested Option or Options shall immediately vest upon the death of a Director while a member of the Board.

         (g) If there shall occur any event described in Section 10, then in addition to the matters contemplated thereby, the Director Options then outstanding and future grants thereof shall be automatically adjusted as contemplated by Section 10.

         (h) The provisions of Sections 1, 2, 3, 7, 8, 10, 11, 12 and 13 are incorporated herein by this reference. Unless the context otherwise requires, the provisions of this Section 15 shall be construed as a separate plan.

Originally adopted:        February 13, 1997
First  Amendment: June 12, 1997
Second Amendment: August 7, 1997
Third Amendment:  February 5, 1998
Fourth Amendment: June 4, 1998
Fifth Amendment:  April 12, 1999
Sixth Amendment:  August 2, 1999